UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 27, 2015

UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza Hartford, Connecticut 06101 (Address of principal executive offices, including zip code)
Registrant's telephone number, including area code
(860) 728-7000 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    On July 27, 2015, United Technologies Corporation (the "Company") announced that Geraud Darnis has decided to retire from his position as President & Chief Executive Officer of UTC Building & Industrial Systems in January 2016.  Mr. Darnis will work closely with the Company over the next few months to ensure a smooth and successful transition of the leadership responsibilities for UTC Building & Industrial Systems.

    A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)            The following exhibit is filed as part of this report.

Exhibit Number	Exhibit Description
99.1	Press Release, dated July 27, 2015, issued by United Technologies Corporation.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: July 27, 2015	By:	/s/ PETER J. GRABER-LIPPERMAN
Peter J. Graber-Lipperman
Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX
Exhibit Number	Exhibit Description
99.1	Press Release, dated July 27, 2015, issued by United Technologies Corporation.